Investment income and financing costs (Tables)	12 Months Ended
Mar. 31, 2022
Investment income and financing costs
Schedule of investment income and financing costs

	2022	2021	2020
	€m	€m	€m
Investment income
Financial assets measured at amortised cost	249	306	157
Financial assets measured at fair value through profit and loss	5	24	91
	254	330	248
Financing costs
Financial liabilities measured at amortised cost
Bonds	1,546	1,722	1,580
Lease liabilities	398	374	330
Bank loans and other liabilities[1]	469	463	626
Interest on derivatives	(428)	(485)	(354)
Mark-to-market on derivatives	(341)	(1,070)	1,162
Financial assets measured at fair value through profit and loss	36	–	–
Foreign exchange	284	23	205
	1,964	1,027	3,549
Net financing costs	1,710	697	3,301

Note:

1	Interest capitalised for the year ended 31 March 2022 was €17 million (2021: €17 million, 2020: €25 million)